FIRST QUARTER 2016 EARNINGS PRESENTATION APRIL 21, 2016

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward- looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

FIRST QUARTER UPDATE 2 Net income available to common equity of $40 million, or $0.27 per common share ENHANCED CUSTOMER EXPERIENCE  Improving branch customer satisfaction trends  90% of consumer customers were completely satisfied with their branch experience in the first quarter ORGANIC BALANCE SHEET GROWTH  Average loans were up $380 million, or 2% from the fourth quarter  Total commercial lending accounted for 85% of average loan growth DIVERSE BUSINESS LINES  Recognized record insurance commissions of $21 million in the first quarter  Expanded REIT lending DISCIPLINED CREDIT APPROACH  The allowance related to the oil and gas portfolio increased to 6.5% EXPENSE CONTROL  Costs were down $2 million from the fourth quarter and flat year over year  Efficiency ratio improved to 67% in the first quarter PRUDENT CAPITAL MANAGEMENT  Returned 90% of first quarter’s net income to shareholders through share repurchases and dividends

$1.5 $1.5 $1.4 $1.4 $1.4 $5.2 $5.4 $5.7 $5.8 $5.9 $4.1 $4.1 $4.3 $4.4 $4.5 $7.0 $7.2 $7.1 $6.9 $7.1 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Commercial & Business Commercial Real Estate Residential Mortgage Home Equity & Other Consumer ($20) $0 $11 $12 $75 $91 $96 $115 CRE Investor 18% Construction 6% Commercial & Business 38% Res Mtg 31% Home Equity 5% Other Consumer 2% LOAN PORTFOLIO TRENDS Average Net Loan Change (from 4Q 2015) Loan Mix – 1Q 2016 (Average) Average Quarterly Loans $18.2 $17.8 Total Commercial & Business +3% $18.5 $18.5 $18.9 Home Equity & Other Consumer Commercial Real Estate Residential Mortgage Power & Utilities Mortgage Warehouse REIT ($ in millions) ($ in billions) General Commercial 3 Oil and Gas

CREDIT QUALITY TRENDS ($ IN MILLIONS) $180 $140 $180 $178 $251 $39 $60 $84 $124 $150 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Potential Problem Loans - Oil and Gas $174 $149 $134 $158 $157 $11 $13 $20 $129 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Nonaccrual Loans - Oil and Gas Potential Problem Loans Nonaccrual Loans $6 $9 $8 $8 $4 $13 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Net Charge Offs - Oil and Gas Net Charge Offs Allowance to Total / Oil and Gas Loans 1.5% 1.4% 1.4% 1.5% 1.4% 3.5% 3.4% 3.8% 5.6% 6.5% 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans 4 $219 $200 $264 $302 $401 $160 $147 $178 $286 $17

OIL AND GAS LENDING UPDATE $780 $757 $758 $752 $756 3.5% 3.4% 3.8% 5.6% 6.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $500 $550 $600 $650 $700 $750 $800 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Period End Oil & Gas Loans Related Reserves % ($ in millions)  Borrowing base redeterminations are performed at least twice per year ‒ Based on detailed engineering reports and discounted cash flow forecast analysis  We proactively risk grade and reserve accordingly against our loan portfolio  Lower market pricing and new regulatory guidance has led to downward rating migration within the portfolio  Increased reserves to $49 million, or 6.5%, at quarter end Portfolio Mix Underwriting  ~$1 billion in exposure  4% of total loans  53 credits  Exclusively focused on the upstream sector  Exposure is approximately 65% oil and 35% gas1  100% of loans are reserve secured 1 – Based on borrowers’ % revenue from oil/gas 5

OIL AND GAS CREDIT PROFILE ($ IN MILLIONS) Oil and Gas Loans Outstanding 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Pass $706 $658 $587 $522 $402 Criticized / Classified 74 88 158 210 225 Nonaccrual - 11 13 20 129 Total Oil and Gas Loans $780 $757 $758 $752 $756 Potential Problem Loans (PPLs) 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Oil and Gas $39 $60 $84 $124 $150 Oil and Gas % of Total (PPLs) 18% 30% 32% 41% 37% Allowance Related to the Oil and Gas Portfolio 6 $27 $26 $29 $42 $49 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016

3.20% 3.15% 3.13% 3.14% 3.16% 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 Yield on Interest-earning Assets Net Interest Income & Net Interest Margin 2.89% 2.83% 2.82% 2.82% 2.81% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $100 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 3.46% 3.38% 3.38% 3.37% 3.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 Total Interest-earning Yield $165 $165 $170 $169 $171 $3 $1 $1 $2 $1 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Interest Recoveries, Prepayment Fees, & Deferred Fees Net Interest Income Net of Interest Recoveries, Prepayment Fees, & Deferred Fees NET INTEREST INCOME AND MARGIN TRENDS ($ in millions) Net Interest Margin 0.21% 0.21% 0.22% 0.22% 0.30% 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Interest-bearing Deposit Costs Other Funding Costs 0.40% 0.40% 0.40% 0.45% $166 Total Loan Yield $171 0.41% $171 $168 $172 Cost of Interest-bearing Liabilities 7

$7 $10 $7 $8 $4 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 NONINTEREST INCOME TRENDS ($ IN MILLIONS) $9 $10 $9 $12 $14 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Mortgage Banking (net) Income $64 $66 $64 $63 $65 $16 $20 $16 $20 $18 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Mortgage Banking (net) and Other Noninterest Income Fee-based Revenue Other Noninterest Income2 1 – Fee-based Revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions 2 – Other Noninterest Income = Total noninterest income minus mortgage banking (net) income minus fee-based revenue $80 $86 $80 $83 1 Insurance Commissions $20 $20 $18 $18 $21 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 $83 8

$21 $22 $21 $20 $20 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 NONINTEREST EXPENSE TRENDS ($ IN MILLIONS) $53 $52 $50 $56 $53 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Technology and Equipment Spend Other Non-Personnel Spend2 1 – The fully tax-equivalent efficiency ratio is a non-GAAP financial measure, which we define as noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Please refer to the appendix for a reconciliation of this measure to “efficiency ratio” as defined by the Federal Reserve. 2 – Other Non-Personnel Spend = Total noninterest expense less personnel and technology and equipment spend 3 – FTE = Average full time equivalent employees Fully Tax-Equivalent Efficiency Ratio1 $100 $103 $101 $100 $101 $74 $74 $71 $76 $73 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Personnel Other Noninterest Expense FTE3 Trend $174 $177 $172 $176 $174 4,422 4,465 4,421 4,378 4,374 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 69% 69% 67% 69% 67% 9

BALANCE SHEET  High single digit annual average loan growth  Maintain Loan to Deposit ratio under 100% NET INTEREST MARGIN  In the absence of Federal Reserve action to raise rates, NIM to dip into the 2.75% to 2.80% range NONINTEREST INCOME  Approximately flat to prior year, excluding investment securities gains NON NONINTEREST EXPENSE  Approximately flat to prior year CAPITAL  Continue to follow stated corporate priorities for capital deployment PROVISION  Dependent on loan growth and changes in risk grade or other indications of credit quality 2016 OUTLOOK 10

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS Efficiency Ratio Reconciliation 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Federal Reserve efficiency ratio 70.26% 70.23% 68.85% 70.49% 69.01% Fully tax-equivalent adjustment (1.41) (1.35) (1.38) (1.52) (1.37) Other intangible amortization (0.32) (0.35) (0.36) (0.21) (0.20) Fully tax-equivalent efficiency ratio 68.53% 68.53% 67.11% 68.76% 67.44% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. Management believes the fully tax-equivalent efficiency ratio, which adjusts net interest income for the tax-favored status of certain loans and investment securities, to be the preferred industry measurement as it enhances the comparability of net interest income arising from taxable and tax-exempt sources. Common Equity Tier 1 Common equity Tier 1, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses common equity Tier 1, along with other capital measures, to assess and monitor our capital position. Common equity Tier 1 (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities. 11